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                                                                   EX.99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Potomac Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Potomac Funds for the year ended August 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Potomac Funds for the stated period.



/s/ Daniel D. O'Neill                 /s/ Tim Hagan
------------------------------------  ------------------------------------------
Daniel D. O'Neill                     Tim Hagan
President, The Potomac Funds          Chief Financial Officer, The Potomac Funds

Dated: 11/8/2004
       -----------------------------

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Potomac Funds for purposes of the Securities Exchange Act of 1934.